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                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


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                            FORM 8-K/A



                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                Securities and Exchange Act of 1934


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Date of Report:  March 27, 1997
(Date of earliest event reported)


                 ASSET SECURITIZATION CORPORATION
      (Exact name of registrant as specified in its charter)


      Delaware          33-49370-03                13-3672337
  (State or Other   (Commission File Number)    (I.R.S. Employer
    Jurisdiction                              Identification Number)
   Incorporation)

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              Two World Financial Center, Building B
                     New York, New York 10281
              (Address of Principal Executive Office)


Registrant's telephone number, including area code: (212) 667-9300


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   Asset Securitization Corporation hereby amends Item 7 of its
Current Report on Form 8-K filed with the Securities and Exchange
Commission on April 8, 1997, by the addition of the exhibits attached hereto.

Item 5.  Other Events

   On March 27, 1997, Asset Securitization Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among the Company, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent, of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997-MD VII (the "Certificates"), issued in fifteen classes. The Class A-1A, Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (the "Offered Certificates") were sold to Nomura Securities International, Inc. ("NSI") pursuant to an Underwriting Agreement dated as of March 20, 1997, between the Company and NSI, as underwriter. The Class B-1, Class B- 1H, Class V-1, Class V-2, Class R and Class LR Certificates (the "Private Certificates") were sold to NSI pursuant to a Purchase Agreement dated March 20, 1997, between the Company and NSI, as placement agent. In the aggregate, the Certificates represent the entire beneficial ownership interests in a trust fund consisting of seven commercial mortgage loans (the "Mortgage Loans"). As of the Cut-off Date, the Mortgage Loans had an aggregate Stated Principal Balance equal to $499,568,151.79. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (c)  Exhibit

                 Item 601(a) of
                   Regulation
Exhibit No.       S-K Exhibit No.     Description
-----------       ---------------     -----------
      1*                 1            Underwriting Agreement,
                                       dated as of March 20, 1997

      1.1              5, 8           Opinion of Cleary, Gottlieb,
                                       Steen & Hamilton as to
                                       legality and tax matters

      2*                10            Pooling and Servicing Agreement,
                                       dated as of March 27, 1997


  * Filed as an exhibit to the Company's Current Report on Form
    8-K as filed with the Securities and Exchange Commission on April 8, 1997.





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   Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                              ASSET SECURITIZATION CORPORATION


                              By: /s/ Marlyn A. Marincas
                                --------------------------
                                Marlyn A. Marincas
                                Vice President


Date:  May 27, 1997



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                           EXHIBIT INDEX


                 Item 601(a) of
                   Regulation
Exhibit No.       S-K Exhibit No.     Description
-----------       ---------------     -----------
      1*                 1            Underwriting Agreement,
                                       dated as of March 20, 1997

      1.1              5, 8           Opinion of Cleary, Gottlieb,
                                       Steen & Hamilton as to
                                       legality and tax matters

      2*                10            Pooling and Servicing Agreement,
                                       dated as of March 27, 1997


  * Filed as an exhibit to the Company's Current Report on Form
    8-K as filed with the Securities and Exchange Commission on April 8, 1997.



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